SPROTT LOAN	6 Months Ended
Feb. 28, 2021
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

5.           SPROTT LOAN

On August 15, 2019, the Company announced it had entered into a senior secured credit facility with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced the Company $20.0 million in principal (the "Sprott Facility"). The loan was immediately drawn and matures August 14, 2021, with the Company holding the option to extend the maturity date by one year in exchange for a payment in common shares or cash equal to three percent of the outstanding principal amount. All amounts outstanding are charged interest at a rate of 11% per annum, compounded monthly. During the period the Company made principal repayments of $8.7 million to Sprott, reducing the principal balance due at February 28, 2021 to $11.3 million. Interest payments are made monthly with interest of $964 having been paid to Sprott during the six-month period ended February 28, 2021 (February 29, 2020 - $1,117).

The Company is required to maintain certain minimum working capital and cash balances under the Sprott Facility and is in compliance with these covenants at period end. As the Company has a right to defer maturity for one year, the balance due is classified as long term for financial reporting purposes.

All fees directly attributable to the Sprott Facility are recorded against the loan balance and amortized using the effective interest method over the life of the loan. In connection with the original principal advance the Company issued Sprott 800,000 common shares worth $1,000. Effective interest of $1,093 was recognized during the six-month period ended February 28, 2021 (February 29, 2020 - $1,392).